                                                                    EXHIBIT 10.9

                         SIXTH AMENDMENT TO AMENDED AND
            RESTATED AGREEMENT REGARDING RELATED LEASE TRANSACTIONS,
                  AMENDED AND RESTATED ENVIRONMENTAL INDEMNITY
                       AGREEMENT AND AMENDED AND RESTATED
                    AFFILIATED PARTY SUBORDINATION AGREEMENT


            MEDITRUST ACQUISITION CORPORATION III/ALS LEASING, INC.
                      ($100 MILLION MEDITRUST INVESTMENT)


         This SIXTH AMENDMENT (this "Amendment") to the Amended and Restated Agreement Regarding Lease Transactions dated as of April 30, 1997 (as amended and as may be amended from time to time the "Agreement Regarding Related Lease Transactions"), to the Amended and Restated Environmental Indemnity Agreement dated as of April 30, 1997 (as amended and as may be amended from time to time the "Environmental Indemnity Agreement") and to the Amended and Restated Affiliated Party Subordination Agreement dated as of April 30, 1997 (as amended and as may be amended from time to time the "Affiliated Party Subordination Agreement") is made as of the 4th day of September, 1998 by and among (I) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Lessee"); (II) ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation, having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("ALS"); and (III) MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation, having its principal place of business c/o Meditrust Mortgage Investments, Inc., 197 First Avenue, Needham Heights, Massachusetts 02194 ("Meditrust").

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee have entered into certain Acquisition Facility Leases of even date relating to four (4) additional Group Two Acquisition Facilities; and


         WHEREAS, the parties desire to amend EXHIBIT B to the Agreement Regarding Related Lease Transactions to add the four (4) additional Group Two Acquisition Facilities, to amend EXHIBIT C to the Agreement Regarding Related Lease Transactions to add the additional Group Two Acquisition Facilities, to amend EXHIBIT A to the Environmental Indemnity Agreement to add environmental site assessment reports pertaining to each of the additional Group Two Acquisition Facilities, to amend Schedule A to the Affiliated Party Subordination Agreement to add additional managers for each of the additional Group Two Acquisition Facilities, and to otherwise amend the Agreement Regarding Related Lease Transactions, the Environmental Indemnity Agreement and the Affiliated Party Subordination Agreement, as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Initial capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to such terms in the Agreement Regarding Related Lease Transactions.

         2. EXHIBIT B to Agreement Regarding Related Lease Transactions. EXHIBIT B to the Agreement Regarding Related Lease Transactions is hereby deleted in its entirety, and EXHIBIT B attached hereto is substituted therefor.

         3. EXHIBIT C to Agreement Regarding Related Lease Transactions. EXHIBIT C to the Agreement Regarding Related Lease Transactions is hereby deleted in its entirety, and EXHIBIT C attached hereto is substituted therefor.

         4. EXHIBIT A to the Environmental Indemnity Agreement. EXHIBIT A to the Environmental Indemnity Agreement is hereby deleted in its entirety, and EXHIBIT A attached hereto is substituted therefor.

         5. Schedule A, List of Managers, to Affiliated Party Subordination Agreement. The provisions of the Affiliated Party Subordination Agreement are hereby incorporated herein by this reference. Attached hereto is an Addendum to Schedule A, List of Managers, to the Affiliated Party Subordination Agreement. By executing a copy of this Amendment, the parties listed on such Addendum are included in the definition of the "Manager" and hereby join in the Affiliated Party Subordination Agreement and consent to the provisions thereof.

         6. Miscellaneous. The parties hereto acknowledge and agree that, except as specifically amended by the terms of this Amendment, all terms, covenants and provisions of the Agreement Regarding Related Lease Transactions, the Environmental Indemnity Agreement and the Affiliated Party Subordination Agreement are hereby ratified and confirmed and shall remain in full force and effect. From and after the date hereof, all references to the "Agreement Regarding Related Lease Transactions," the "Environmental Indemnity Agreement," and the "Affiliated Party Subordination Agreement" in any of the Group One Acquisition Transaction Documents or the Group Two Acquisition Transaction Documents, whether any such Group One or Group Two Acquisition Transaction Documents has been executed prior to or contemporaneously with this Amendment, shall be deemed to refer to the Agreement Regarding Related Lease Transactions, the Environmental Indemnity Agreement and the Affiliated Party Subordination Agreement as amended hereby and as may be amended from time to time.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Amended and Restated Agreement Regarding Related Lease Transactions, Amended and Restated Environmental Indemnity Agreement and Amended and Restated Affiliated Party Subordination Agreement under seal as of the day and year above written.

WITNESSES:                         LESSEE:

                                   ALS LEASING, INC.

/s/ LESLEY YANAK
------------------------------     By: /s/ DAVID M. BOITANO
Name: Lesley Yanak                     ---------------------------------
                                      David M. Boitano, Vice President

/s/ LESLEY GARBAR
------------------------------
Name: Lesley Garbar
                                   LESSOR:

                                   MEDITRUST ACQUISITION
                                   CORPORATION III

/s/
-------------------------------    By: /s/ MICHAEL F. BUSHEE
Name:                                 ---------------------------------
                                      Name: Michael F. Bushee
                                      Title: Chief Operating Officer

/s/ PATRICIA HOWELL
-------------------------------
Name: Patricia Howell
                                   GUARANTOR:

                                   ALTERNATIVE LIVING SERVICES, INC.

/s/ LESLEY YANAK
-------------------------------    By: /s/ DAVID M. BOITANO
Name:                                 ---------------------------------
                                      David M. Boitano, Vice President

/s/ LESLEY GARBAR
-------------------------------
Name:

                                                                      [09/04/98]

                                   EXHIBIT B
                                       TO
    THE AMENDED AND RESTATED AGREEMENT REGARDING RELATED LEASE TRANSACTIONS

                        GROUP TWO ACQUISITION FACILITIES

1.       Liberty Commons, 100 Flume Road, Manlius, Onondaga County, New York
         13104

2. WovenHearts of Menomonie, 820 17th Avenue, Menomonie, Dunn County, Wisconsin 54751

3. WovenHearts of New Richmond, 1310 Circle Pine Drive, New Richmond, St. Croix County, Wisconsin 54017

4. WovenHearts of Wisconsin Rapids, 2711 12th Street, South, Wisconsin Rapids, Wood County, Wisconsin 54494

5. WovenHearts of Plymouth, 112 South River Boulevard, Plymouth, Sheboygan County, Wisconsin 53073

6.       StoneCroft Manor, 1014 West Broadway, Medford, Taylor County,
         Wisconsin 54451

7.       The Evergreens, 2831 Maple Drive, Plover, Portage County, Wisconsin
         54467

8.       The Evergreens South, 2841 Maple Drive, Plover, Portage County,
         Wisconsin 54467

9.       The Pines, 210 West Campus Drive, Wausau, Marathon County, Wisconsin
         54401

10. The Pines North, 220 West Campus Drive, Wausau, Marathon County, Wisconsin 54401

11. The Oaks, 2941 16th Street South, Wisconsin Rapids, Wood County, Wisconsin 54494

12. WovenHearts of Davison, 432 E. Clark Street, Davison, Genesee County, Michigan 48423

13. WovenHearts of Kenosha, 3109 12th Street, Kenosha, Kenosha County, Wisconsin 53144

14. Hamilton House of Delta I, 7235 Delta Commerce Drive, Lansing, Eaton County, Michigan 48917

15. WovenHearts of Delta II, 7323 Delta Commerce Drive, Lansing, Eaton County, Michigan 48917

16. Hamilton House of Grand Blanc I, 5130 Baldwin Road, Holly, Genesee County, Michigan 48442-9306

17. Wynwood of Grand Blanc II, 5080 Baldwin Road, Holly, Genesee County, Michigan 48442-9306

18. Hamilton House of Troy I, 4900 Northfield Parkway, Troy, Oakland County, Michigan 48098

19. Wynwood of Troy II, 4850 Northfield Parkway, Troy, Oakland County, Michigan 48098

                                   EXHIBIT C
                            MEDITRUST/ALS FACILITIES


                                     KANSAS

1.       Sterling House of Wichita, Wichita, Kansas
2.       Sterling House of Derby, Derby, Kansas
3.       Sterling House of Wellington, Wellington, Kansas
4.       Sterling House of Hays, Hays, Kansas
5.       Sterling House of Abilene II, Abilene, Kansas


                                    OKLAHOMA

6.       Sterling House of Bethany, Bethany, Oklahoma
7.       Sterling House of Bartlesville II, Bartlesville, Oklahoma

                                    FLORIDA

8.       Sterling House of Tequesta, Tequesta, Florida
9.       Sterling House of West Melbourne, West Melbourne, Florida
10.      Sterling House of Stuart, Stuart, Florida
11.      Sterling House of Vero Beach, Vero Beach, Florida
12.      Sterling House of Leesburg, Leesburg, Florida
13.      Sterling House of Port Orange, Port Orange, Florida
14.      Sterling House of Ocala, Ocala, Florida
15.      Sterling House of Deland, Deland, Florida
16.      Sterling House of Ormond Beach, Ormond Beach, Florida
17.      Sterling House of West Melbourne II, West Melbourne, Florida
18.      Clare Bridge of Fort Myers, Fort Myers, Florida
19.      Clare Bridge of Tampa, Tampa, Florida
20.      Clare Bridge of Jacksonville, Jacksonville, Florida
21.      Sterling House of Tequesta ll, Tequesta, Florida

                                     TEXAS

22.      Sterling House of Temple, Temple, Texas
23.      Sterling House of Carrollton, Carrollton, Texas
24.      Sterling House of Kerrville, Kerrville, Texas
25.      Sterling House of San Antonio-Whitby Road, San Antonio, Texas
26.      Sterling House of New Braunfels, New Braunfels, Texas
27.      Sterling House of Lancaster, Lancaster, Texas

                                      OHIO

28.      Sterling House of Bowling Green, Bowling Green, Ohio
29.      Sterling House of Englewood, Englewood, Ohio
30.      Sterling House of Barberton, Barberton, Ohio
31.      Sterling House of Mansfield, Mansfield, Ohio
32.      Sterling House of Marion, Marion, Ohio

                                   WISCONSIN

33.      WovenHearts of Brown Deer, Brown Deer, Wisconsin
34.      WovenHearts of Sussex, Sussex, Wisconsin
35.      WovenHearts of Onalaska, Onalaska, Wisconsin
36.      WovenHearts of Menomonie, Menomonie, Wisconsin
37.      WovenHearts of New Richmond, New Richmond, Wisconsin
38.      WovenHearts of Wisconsin Rapids, Wisconsin Rapids, Wisconsin
39.      WovenHearts of Plymouth, Plymouth, Wisconsin
40.      The Evergreens, Plover, Wisconsin
41.      The Evergreens South, Plover, Wisconsin
42.      StoneCroft Manor, Medford, Wisconsin
43.      The Pines, Wausau, Wisconsin
44.      The Pines North, Wausau, Wisconsin
45.      The Oaks, Wisconsin Rapids, Wisconsin
46.      WovenHearts of Eau Claire, Eau Claire, Wisconsin
47.      WovenHearts of Manitowoc, Manitowoc, Wisconsin
48.      WovenHearts of Middleton, Middleton, Wisconsin
49.      WovenHearts of Neenah, Neenah, Wisconsin
50.      WovenHearts of Oshkosh, Oshkosh, Wisconsin
51.      WovenHearts of Sun Prairie, Sun Prairie, Wisconsin
52.      WovenHearts of Kenosha, Kenosha, Wisconsin

                                    MICHIGAN

53.      Hamilton House of Farmington Hills I, Farmington Hills, Michigan
54.      Hamilton House of Farmington Hills II, Farmington Hills, Michigan
55.      Hamilton House of Ann Arbor, Ann Arbor, Michigan
56.      Hamilton House of Utica, Utica, Michigan
57.      Wynwood of Lansing, Lansing, Michigan
58.      WovenHearts of Davison, Davison, Michigan
59.      Hamilton House of Delta I, Lansing, Michigan
60.      WovenHearts of Delta II, Lansing, Michigan
61.      Hamilton House of Grand Blanc I, Holly, Michigan
62.      Wynwood of Grand Blanc II, Holly, Michigan
63.      Hamilton House of Troy I, Troy, Michigan
64.      Wynwood of Troy II, Troy, Michigan

                                  PENNSYLVANIA

65.      Northampton Manor, Richboro, Pennsylvania
66.      Clare Bridge of Lower Makefield, Yardley, Pennsylvania
67. Clare Bridge of Montgomery and Wynwood of Montgomery, North Wales, Pennsylvania

                                    NEW YORK

68.      Liberty Commons, Manlius, New York

                                   MINNESOTA

69.      WovenHearts of Faribault, Faribault, Minnesota
70.      WovenHearts of Mankato, Mankato, Minnesota
71.      WovenHearts of Owatonna, Owatonna, Minnesota
72.      WovenHearts of Sauk Rapids, Sauk Rapids, Minnesota
73.      WovenHearts of Willmar, Willmar, Minnesota
74.      WovenHearts of Winona, Winona, Minnesota

                                 NORTH CAROLINA

75.      Clare Bridge of Charlotte, Charlotte, North Carolina
76.      Wynwood of Charlotte, Charlotte, North Carolina
77.      Clare Bridge of Greensboro, Greensboro, North Carolina
78.      Wynwood of Greensboro, Greensboro, North Carolina

                                 SOUTH CAROLINA

79.      Clare Bridge of Charleston, Mt. Pleasant, South Carolina
80.      Clare Bridge of Columbia, Irmo, South Carolina



              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]

                                                                      [09/04/98]

                                   EXHIBIT A
                                       TO
           THE AMENDED AND RESTATED ENVIRONMENTAL INDEMNITY AGREEMENT

                     ENVIRONMENTAL SITE ASSESSMENT REPORTS



1. Phase I Environmental Site Assessment dated November 26, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Lower Makefield, 600 Township Line Road, Yardley, Bucks County, Pennsylvania.

2. Phase I Environmental Site Assessment dated November 26, 1996 prepared by ATEC Associates, Inc. respecting the property known as Wynwood of Northampton Manor, 65 Newtown Richboro Road, Richboro, Bucks County, Pennsylvania.

3. Phase I Environmental Site Assessment dated November 15, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Montgomery, 1089 Horsham Road, North Wales, Montgomery County, Pennsylvania.

4. Phase I Environmental Site Assessment dated November 19, 1996 prepared by ATEC Associates, Inc. respecting the property known as WovenHearts of Onalaska, 949 10th Avenue North, Onalaska, La Crosse County, Wisconsin.

5. Phase I Environmental Site Assessment dated November 25, 1996 prepared by ATEC Associates, Inc. respecting the property known as Hamilton House of Ann Arbor, 750 West Eisenhower Parkway, Ann Arbor, Washtenaw County, Michigan.

6. Phase I Environmental Site Assessment dated November 14, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Farmington, Hamilton House I, 27950 Drake Road, Farmington Hills, Oakland County, Michigan.

7. Phase I Environmental Site Assessment dated November 14, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Farmington, Hamilton House II, 27900 Drake Road, Farmington Hills, Oakland County, Michigan.

8. Phase I Environmental Site Assessment dated December 3, 1996 prepared by ATEC Associates, Inc. respecting the property known as Hamilton House of Utica, 45959 North Pointe Boulevard, Utica, Macomb County, Michigan.

9. Phase I Environmental Site Assessment dated November 14, 1996 prepared by ATEC Associates, Inc. respecting the property known as WovenHearts of Brown Deer, 4015 West Woodale Avenue, Brown Deer, Milwaukee County, Wisconsin.

10. Phase I Environmental Site Assessment dated December 6, 1996 prepared by ATEC Associates, Inc. respecting the property known as WovenHearts of Sussex, W240 N6351 Maple Avenue, Sussex, Waukesha County, Wisconsin.

11. Phase I Environmental Site Assessment dated December 3, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Tampa, 1513 West Fletcher Avenue, Tampa, Hillsborough County, Florida.

12. Phase I Environmental Site Assessment dated December 6, 1996 prepared by ATEC Associates, Inc. respecting the property known as Clare Bridge of Ft. Myers, 13565 American Colony Boulevard, Ft. Myers, Lee County, Florida

13. Phase I Environmental Site Assessment and Limited Subsurface Investigation, dated April 30, 1997, prepared by ATEC Associates, Inc. respecting the property known as Liberty Commons, 100 Flume Road, Manlius, Onondaga County, New York.

14. Phase I Environmental Site Assessment dated November 19, 1996 prepared by ATEC Associates, Inc. respecting property known as WovenHearts of Menomonie, 820 17th Avenue, Menomonie, Dunn County, Wisconsin.

15. Phase I Environmental Site Assessment dated November 26, 1996 prepared ATEC Associates, Inc. respecting property known as WovenHearts of New Richmond, 1310 Circle Pine Drive, New Richmond, St. Croix County, Wisconsin.

16. Phase I Environmental Site Assessment dated November 13, 1996, prepared by ATEC Associates, Inc., respecting property known as WovenHearts of Wisconsin Rapids, 2711 12th Street South, Wisconsin Rapids, Sheboygen County, Wisconsin.

17. Phase I Environmental Site Assessment dated May 19, 1997, prepared by ATEC Associates, Inc., respecting property known as WovenHearts of Plymouth, 112 South River Boulevard, Plymouth, Wisconsin.

18. Phase I Environmental Site Assessment dated December 13, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as StoneCroft Manor, 1401 West Broadway, Medford, Taylor County, Wisconsin.

19. Phase I Environmental Site Assessment dated December 13, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as The Evergreens, 2831 Maple Drive, Plover, Portage County, Wisconsin.

20. Phase I Environmental Site Assessment dated December 13, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as The Evergreens South, 2841 Maple Drive, Plover, Portage County, Wisconsin.

21. Phase I Environmental Site Assessment dated December 13, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as The Pines, 210 West Campus Drive, Wausau, Marathon County, Wisconsin.

22. Phase I Environmental Site Assessment dated December 13, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as the Pines North, 220 West Campus Drive, Wausau, Wisconsin.

23. Phase I Environmental Site Assessment dated December 20, 1996 and updated November 7, 1997 prepared by ATEC Associates, Inc. respecting property known as The Oaks, 2941 16th Street South, Wisconsin Rapids, Wood County, Wisconsin.

24. Phase I Environmental Site Assessment dated March 25, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as WovenHearts of Kenosha, 3109 12th Street, Kenosha, Kenosha County, Wisconsin.

25. Phase I Environmental Site Assessment dated March 25, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as WovenHearts of Davison, 432 East Clark Street, Davison, Genesee County, Michigan.

26. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as Hamilton House of Delta I, 7235 Delta Commerce Drive, Lansing, Eaton County, Michigan.

27. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as WovenHearts of Delta II, 7323 Delta Commerce Drive, Lansing, Eaton County, Michigan.

28. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as Hamilton House of Grand Blanc I, Holly, Genesee County, Michigan.

29. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as Wynwood of Grand Blanc II, Holly, Genesee County, Michigan.

30. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as Hamilton House of Troy I, Troy, Oakland County, Michigan.

31. Phase I Environmental Site Assessment dated April 20, 1998, prepared by Giles Engineering Associates, Inc. respecting property known as Wynwood of Troy II, Troy, Oakland County, Michigan.

[TO BE SUPPLEMENTED FROM TIME TO TIME AS ADDITIONAL ASSISTED LIVING FACILITIES ARE ADDED TO EXHIBITS A OR B OF THE AMENDED AND RESTATED AGREEMENT REGARDING RELATED LEASE TRANSACTIONS]

                             ADDENDUM TO SCHEDULE A
        To Amended and Restated Affiliated Party Subordination Agreement

                                LIST OF MANAGERS


1.       Alternative Living Services, Inc., a Delaware corporation.